EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, K. Rupert Murdoch, Chairman and Chief Executive of The News Corporation Limited (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)  the annual report on Form 11-K of the Fox Investment Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fox Investment Plan.

Date: June 30, 2003

/S/ K. RUPERT MURDOCH

K. Rupert Murdoch Chairman and Chief Executive (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to The News Corporation Limited and will be retained by The News Corporation Limited and furnished to the Securities and Exchange Commission or its Staff upon request.